Kaltura Confidential Page 1 of 16 EMPLOYMENT AGREEMENT This Employment Agreement (the “Employment Agreement”) is made as of December 26, 2021, by and between Kaltura Ltd., Company Number 5-1391737-7, an Israeli company, having its principal place of business at 2 Shoham St. Ramat Gan, Israel (the “Company”), and Liron Sharon holder of an Israeli ID number 036157444 (the “Employee”). WHEREAS, the Company wishes to employ the Employee, and the Employee agrees to be employed by the Company, as of the ______________ (the “Effective Date”) and throughout the Term (as such term is defined below), all in accordance with the terms and conditions set forth in this Employment Agreement); and WHEREAS, the Employee represents that he has significant expertise and knowledge with regard to the Position. NOW, THEREFORE, in consideration of the mutual premises, covenants and other agreements contained herein, the parties hereby agree as follows: 1. General 1.1 The preamble to this Employment Agreement constitutes an integral part thereof. 1.2 The appendices to this Employment Agreement are an integral part thereof and are hereby incorporated by reference. 1.3 The headings in this Employment Agreement are for the purpose of convenience only and shall not be used for the purposes of interpretation. 1.4 In this Employment Agreement words referring to a male employee are intended also for a female employee. 2 Employment and Position. 2.1 The Employee’s employment with the Company shall commence on the Effective Date and shall continue for an unlimited period, in accordance with the provisions of this Employment Agreement 2.2 The Company hereby agrees to employ the Employee and the Employee hereby agrees to be employed by Company in the position as described in Exhibit A hereto (the “Position”). The Employee shall have such authority as shall be delegated to him/her by the authorized representative(s) of the Company from time to time. The Company may, at its sole discretion, change the Position, the scope of authority, the content of the Position and its definitions, and/or to ask the Employee to render services out of the scope of the Position. 2.3 The Employee shall report regularly to the person set forth in Exhibit A hereto, or to any other person or position as Company, at its sole discretion, shall instruct the Employee from time to time (the “Direct Manager”). 3 Employee’s Duties. 3.1 The Employee affirms and undertakes throughout the term of this Agreement: 3.1.1 To devote his entire working time, know-how, expertise, talent, experience and best efforts to the business and affairs of the Company and to perform his/her duties and functions diligently and skillfully with the utmost expertise and devotion. 3.1.2 To travel abroad from time to time if and as may be required pursuant to his Position. 3.1.3 Not to receive, at any time, whether during the term of this Agreement and/or at any time thereafter, directly or indirectly, any payment, benefit and/or other consideration, from any third party in connection with his employment with the Company, without the Company’s prior written authorization. 3.1.4 To immediately and without delay inform the Company of any affairs and/or matters that might constitute a conflict of interest with Employee’s Position and/or employment with Company (including its affiliates) and/or the interests of the Company (including its affiliates). 3.1.5 Not, without the prior written consent of the Company, to undertake or accept any other paid or unpaid employment or occupation or engage in or be associated with, directly or indirectly, any other businesses, duties or pursuits except for de minimis non-commercial or non-business activities. DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19 16/05/2022

Kaltura Confidential Page 2 of 16 3.1.6 To comply with all the Company's regulations, work-rules, policies, procedures and objectives, as shall be in effect from time to time (the “Company’s Rules”). In the event of inconsistency or contradiction between the provisions of this Employment Agreement and the Company’s Rules, this Agreement shall prevail. 3.1.7 To comply with any applicable law or provision, pertaining to his employment, including, without limitation, the Company’s Rules for Prevention of Sexual Harassment at the Workplace. 3.1.8 That the company may transfer any information related to the Employee and held by the Company to a database (including a database located abroad) and to any other person or entity, as the Company shall deem necessary and reasonable for business purposes or to pursue the Company's business interests. 3.2 This Employment Agreement is confidential and therefore the Employee shall not disclose this Employment Agreement as a whole, or any part thereof, to any third party (not including the Employee's spouse, attorney or tax advisor), including, without limitation, to any other employee of the Company. 4 Time and Attention 4.1 In general, work for the Company shall be performed on Sunday through Thursday, unless determined and instructed otherwise by the Company, as set forth hereunder. A regular workday with the Company shall consist of 8.6 hours, not including a daily break which shall be taken by the Employee, and which shall be the Employee's responsibility to take. Sunday shall consist of 7.6 hours, not including a daily break. Saturday shall be the Employee's recognized and official rest day. 4.2 Per the requirements under applicable law, the Employee shall cooperate with the Company in maintaining a record of the number of hours of work performed, in accordance with the Company's Rules and instructions. 4.3 Notwithstanding the above or anything to the contrary in this Agreement, the Employee acknowledges that the employment relationship between the Employee and the Company is based on trust and the availability to work at irregular and flexible hours and the scope and requirement of the Employee's Position shall require the Employee, from time to time, to work beyond the regular work hours, and also on irregular days. Therefore, the Employee shall be paid on a monthly basis, in addition to the Employee's Base Salary (as defined below), a global amount in the amount set forth in Exhibit A hereto (such amount, the “Global Overtime Payment”), as payment for global overtime hours, which reflects full compensation for the amount of extra hours per month as set forth in Exhibit A hereto. 4.4 The Employee and the Company agree that the Global Overtime Payment has been determined according to an estimation of the scope of work which the Employee shall be required to perform. 4.5 Employee agrees that he shall not provide any work beyond the aforementioned scope of work, without receiving prior written consent of the Chief Executive Officer of the Company (the “Company’s CEO”) to do so, and any performance of such additional work without the prior written consent of the Company's CEO shall not entitle the Employee with any payment. 4.6 The Employee and the Company hereby agree that the Global Overtime Payment is conditional and is and shall be a real and true supplement above and beyond the Employee's salary, and which according to the applicable law, is not to be taken into account as part of the Employee's salary, for the purpose of calculating the Employee's social entitlements, benefits or rights. Notwithstanding the foregoing, the Company hereby agrees, without any obligation to do so under any applicable law, to include the Global Overtime Payment for the purpose of calculating the Employee's social entitlements, benefits and rights according to this Employment Agreement. The Global Overtime Payment shall also be paid to the Employee in the case of the Employee's absence from work due to vacation, sickness and reserve duty. 5 Term and Termination 5.1 Employee’s employment under this Employment Agreement shall commence on the Effective Date and shall remain in full force and effect unless terminated in accordance with the terms and conditions herein (the “Term”). 5.2 Either the Company or Employee may terminate the Employee's employment by providing prior written notice in the number of days set forth in Exhibit A hereto (the “Notice Period”). During the Notice Period, whether notice has been given by the Employee or by the Company, the Employee shall continue to work unless instructed otherwise DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 3 of 16 by the Company and shall cooperate with the Company and use his/her best efforts to assist the integration into the Company organization of the person or persons who will assume the Employee's responsibilities and duties. 5.3 Nonetheless, the Company shall be entitled, but not obligated, at any time prior to the expiration of the Notice Period, at its sole discretion: (i) to waive the Employee’s actual work during the Notice Period, in which event the Company shall pay to the Employee during the remainder of the Notice Period the payments payable to the Employee under Section 6 below; or (ii) to immediately terminate this Employment Agreement and the employment relationship, at any time prior to the expiration of the Notice Period, in which event the Company shall pay the Employee upon termination of the Employment Agreement and the employment relationship the value of the Monthly Salary during the remainder of the Notice Period. 5.4 Notwithstanding the foregoing, the Company may immediately terminate this Employment Agreement and the employment relationship at any time for ‘Cause’ (as defined below) without Notice Period or any compensation in lieu of Notice Period and/or severance pay (subject to applicable law). For the purpose of this Employment Agreement, “Cause” means: (i) the Employee’s breach of trust or fiduciary duties, including but not limited to theft, embezzlement, self-dealing, or breach of the provisions of the IP Agreement (as defined below); (ii) any willful failure to perform or failure to perform competently any of the Employee's material functions or duties hereunder (including violation of the Company’s Rules), or other breach of this Employment Agreement, which, if capable of cure, was not cured within five (5) days of receipt by the Employee of written notice thereof; (iii) an event in which the Employee deliberately or gross negligently causes harm to the Company's business affairs or reputation; (iv) conviction of, or entry of any plea of guilty or nolo contendere by, the Employee for any felony or other lesser crime that would require removal from his or her position at the Company (e.g., any alcohol or drug related misdemeanor); (v) personal dishonesty; (vi) willful misconduct; (vii) other cause justifying termination or dismissal without severance payment under applicable law; or (viii) if the Employee has provided the Company with false information about past career and/or education during the recruiting phase. 6 Salary and Social Benefits. 6.1 Commencing from the Effective Date and during the Term, in consideration for the fulfillment of the Employee’s work and other obligations set forth in this Employment Agreement, the Company shall pay the Employee a gross monthly salary in the amount as set forth in Exhibit A hereto (the “Base Salary”). 6.2 In addition to the Base Salary, the Company shall pay the Employee the Global Overtime Payment, as described in Section 4 above, in the monthly amount as set forth in Exhibit A hereto. For the purposes of this Employment Agreement, the Base Salary and the Global Overtime Payment shall be referred to herein collectively, as the, “Monthly Salary”. 6.3 The Monthly Salary shall be paid to the Employee no later than the 9th day of the following month. 6.4 Commencing from the Effective Date and during the Term, the Company and the Employee will obtain and maintain Managers’ Insurance or a pension fund according to the Employee's choice (the “Pension Insurance”). The contributions to the Pension Insurance shall be as follows 6.4.1 In the event that the Pension Insurance is Managers Insurance: the Company shall contribute 14.833% of the Monthly Salary (of which 8.33% will go towards severance, at least 6.5% are designated for premium payments and an additional percentage will go towards disability insurance, at a rate necessary to insure 75% of the Monthly Salary - “Company Contribution”) and the Employee shall contribute 6% of the Monthly Salary payment (“Employee’s Contribution”) toward the premiums payable in respect of such insurance (the “Pension Insurance Policy. 6.4.2 In the event that the Pension Insurance is a Pension Fund: The Company shall contribute 14.33% of the Monthly Salary (of which 8.33% will be towards severance - “Company Contribution”) and the Employee shall contribute 6% of the Monthly Salary payment (“Employee’s Contribution”) toward the premiums payable in respect of such fund (the "Pension Insurance Policy”). 6.4.3 For clarity’s sake, the abovementioned contributions to the Employee’s Pension Insurance may be changed from time to time according to applicable law. DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 4 of 16 6.4.4 It is hereby agreed that upon termination of employment under this Employment Agreement, the Company shall release to the Employee all amounts accrued in the Pension Insurance on account of both the Company’s and Employee’s Contributions. However, it is hereby agreed that if the Employee’s employment shall terminate under the circumstances defined in Section 16 and/or Section 17 of the Severance Pay Law - the Employee shall not be entitled to any Severance Pay. 6.4.5 The Employee and the Company explicitly acknowledge and agree that the amounts accrued in the Pension Insurance Policy on account of the Company’s Contribution designated for severance payments shall be in lieu and in full and final substitution of any severance pay the Employee shall be or become entitled to under any applicable Israeli law. This section is in accordance with Section 14 of the Severance Pay Law, and the General Approval of the Labor Minister, dated June 30, 1998, (as amended and as may be amended from time to time) (the “General Approval”), issued in accordance to the said Section 14, a copy of which is attached hereby as Exhibit C, together with an English translation of the same, attached hereto as Exhibit D. The General Approval forms an integral part of this Agreement. In so far as amendments to the General Approval shall be necessary, according and subject to any law or regulations, the provisions of the amended General Approval shall prevail and replace the General Approval attached hereto as Exhibit C and Exhibit D. 6.5 The Company and the Employee shall open and maintain an education fund (“Keren Hishtalmut” in Hebrew) (the “Education Fund”). The Company shall contribute to the Education Fund an amount equal to seven and a half percent (7.5%) and the Employee shall contribute to such Education Fund an amount equal to two and a half percent (2.5%) of each Monthly Salary payment. Notwithstanding the above, the amounts contributed by the Company to the Education Fund will not exceed the limit recognized by the Income Tax Authority from time to time. In any event, any tax liability related to the Education Fund shall be borne, exclusively, by the employee. The Employee hereby authorizes the Company to transfer to the Education Fund the amount of the employee's and the Company's contribution from each Monthly Salary payment. 6.6 The Employee shall be entitled to paid annual vacation days as set forth in Exhibit A hereto. Accumulation, execution and redemption of such annual vacation days shall be made in accordance with the applicable Company’s Rules, as may be amended from time to time. 6.7 The Employee shall be entitled to sick leave and convalescence payments (known as “Dmei Havra’a”) in accordance with the applicable law and company PTO policy, extension orders and in accordance with the applicable Company’ Rules, as may be amended from time to time. 6.8 The Employee shall be entitled to travel expenses as set forth in Exhibit A below. 6.9 The Employee shall bring to the attention of his Direct Manager any call-up order for military reserve duty immediately upon receipt of the order. 7 MBO 7.1 The Employee shall be entitled to MBO incentive payments, according to the CFO decision. The MBO payment will be under the following terms (the “Bonus”): 7.2 Maximum Bonus payment per year shall be as detailed on Exhibit A. Bonus will be paid at the end of each quarter, as detailed below. 7.3 Company shall provide Employee with a written Plan that Employee must achieve in order to be entitled to receive the Bonus, in whole or in part (the “Plan”). At the end of each quarter the Company will assess the Employee’s performance and determine if the Employee is entitled to the predefined Bonus payments, in part or in full. Company’s determinations in this respect shall be final and binding. 7.4 MBO payments will be made on a quarterly basis, during the second month of the following quarter (e.g., MBO payments related to Q3 performance will be paid out in November).If Employee’s employment is terminated prior to the end of a quarter, or if Employee was on notice period during the quarter and was not actively and fully performing all his duties through the entire quarter, then the Employee shall be entitled for the related period. 7.5 Since Bonus payments, if paid, are conditional and discretionary payments, Bonus payments shall not be deemed to be part of the Employee’s salary and shall not be taken into account in the calculation of the Employee’s DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 5 of 16 allocations to pension plan, education fund, severance pay, redemption of vacation, or any other employment related payment or benefit. 7.6 All Bonus payments shall be subject to all mandatory deductions and shall be deemed to be quoted in gross figures. 8 Confidentiality Non-Compete and Proprietary Rights. 8.1 The Employee shall be required, as a condition to Employee's employment with the Company, to sign the Non- Competition, Proprietary Information and Inventions Agreement in the form attached hereto as Exhibit B hereto (the “IP Agreement”). 8.2 Employee represents and warrants to the Company that he is aware that any breach of, or failure to comply with, the terms and conditions set forth in the IP Agreement, or part of them, will cause the Company or the Company’s affiliates serious and irreparable damage, and that no financial compensation can be an appropriate remedy to such damage. Therefore, Employee agrees, that if such a breach occurs, the Company, any of the Company’s affiliates or any of their designee(s) shall be entitled, without prejudice, to take all legal means necessary, and all and any injunctive relief as is necessary to restrain any continuing or further breach of this Agreement and the IP Agreement 8.3 For the removal of doubt, it is hereby clarified that the Employee‘s compensation under this Employment Agreement has been calculated to include special consideration for the commitments under Exhibit B and the Employee will not be entitled to any further consideration for such commitments, expressly including no entitlement to royalties for any Service Inventions as defined in Section 132 of the Patent Law, 1967 (the “Patent Law”). This clause constitutes an express waiver of my rights under Section 134 of the Patent Law. 8.4 To the extent the services, deliverables, Inventions (as defined in the IP Agreement) or any other work product provided by Employee include any software, computer code and/or firmware, any such services, deliverables, Inventions or work product shall not incorporate or include any Open Source (as defined below), unless explicitly approved in writing by Company in each instance. In addition, all services, deliverables, Inventions and any other work product provided by Employee shall on delivery be free of viruses, malicious code, time bombs, Trojan horses, back doors, drop dead devices, worms, or other code of any kind that may disable, erase, display any unauthorized message, permit unauthorized access, automatically or remotely stop software, code and/or firmware from operating, or otherwise impair the services, deliverables, Inventions or work product or the Company network or any part thereof . “Open Source” means any software that requires as a condition of its use, the modification and/or distribution of such software or other software incorporated into, derived from or distributed with such software be: (i) disclosed or distributed in source code form; (ii) licensed for the purpose of making derivative works; or (ii) redistributable at no charge. 9 Employee Representations and Warranties 9.1 The Employee represents and warrants to the Company that the execution and delivery of this Employment Agreement and the fulfillment of the terms hereof: (i) will not constitute a default under or breach of any agreement or other instrument to which he/she is a party or by which he is bound, including without limitation, any confidentiality, invention assignment or non-competition agreement; (ii) that no provision of any law, regulation, agreement or other document prohibits him/her from entering into this Employment Agreement; (iii) do not require the consent of any person or entity; and (iv) shall not utilize during the term of his/her employment any proprietary information of any third party, including prior employers of the Employee (other than any affiliate of the Company). 9.2 The Employee acknowledges that the Company is relying on the Employee's representations under this Section 8 upon entering into this Employment Agreement and any misrepresentation under this section by the Employee shall constitute a material breach of this Employment Agreement. 9.3 The Employee hereby agrees and acknowledges that he has read, understands and consents to the Company Computer Policy attached hereto as Exhibit E and incorporated herein by reference, and agrees to, concurrently with the execution of this Employment Agreement, to execute such form. DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 6 of 16 9.4 The Employee shall immediately and without delay inform the Company of any affairs and/or matters that might constitute a conflict of interest with the Employee’s Position and/or employment with Company and/or the interests of the Company. 10 General 10.1 This Employment Agreement, together with its Exhibit and Schedules, constitute the entire understanding and agreement between the parties hereto, supersedes any and all prior discussions, agreements and correspondence with regard to the subject matter hereof, and may not be amended, modified or supplemented in any respect, except by a subsequent written document executed by both Employee and the Company. 10.2 The Company may assign or transfer this Employment Agreement or any right, claim or obligation provided herein subject to any applicable law, provided however that none of the Employee’s rights under this Agreement are thereby diminished. The obligations of the Employee hereunder shall not be assignable or delegable. 10.3 All notices, requests and other communications to any party hereunder shall be given or made in writing and faxed, emailed, mailed (by registered or certified mail) or delivered by hand to the respective party at the address set forth in the caption of this Employment Agreement or to such other address (or fax number or email address) as such party may hereafter specify for the purpose of notice to the other party hereto. Each such notice, request or other communication shall be effective (a) if given by fax or email, one (1) business day after such fax is transmitted to the fax number or email address specified herein and the appropriate answerback is received, or (b) if given by any other means, when delivered at the address specified in the Employment Agreement. 10.4 This Employment Agreement shall be governed by, and construed and enforced in accordance with, the laws of Israel without giving effect to principles of conflicts of law thereof. The parties submit to the exclusive jurisdiction of the competent courts of Israel in any dispute related to this Employment Agreement. 10.5 The parties hereby confirm that this is a personal services contract and that the relationship between the parties hereto shall not be subject to any general or special collective employment agreement or any custom or practice of the Company in respect of any of its other employees or contractors 10.6 This Employment Agreement includes the terms to be contained in, and constitutes, the written notice to be delivered to the Employee pursuant to the Notice to Employee Law (Terms of Employment), 2002. Accordingly, this Employment Agreement shall come in lieu of the notice that is required under the Notice to Employee Law. IN WITNESS WHEREOF, the Company and the Employee have executed this Employment Agreement as of the date first appearing above. KALTURA Ltd. Employee By:__________________________ Signature:___________________________ Name: Sigal Srur Name: ______________________________ Title: Chief Human Resources Officer Date: _______________________________ DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19 Liron Sharon January 13, 2022

Kaltura Confidential Page 7 of 16 Exhibit A Employment Terms Set forth below is a table detailing the specific terms of your employment (the “Employment Terms”) with Kaltura Ltd., an Israeli company (the “Company”). Please review carefully both the “Employment Terms” and the terms and conditions of the Employment Agreement to which this Exhibit A is attached. Once you fully understand the terms and conditions set forth herein and agreed to all the terms and conditions, you are kindly requested to sign the Employment Agreement and the ancillary forms attached thereto and return them to the Company. Your execution of this document constitutes your agreement to the Employment Agreement, including your Employment Terms. The Employment Terms set forth below are subject to the terms and conditions set forth in the Employment Agreement. Capitalized terms used but not defined herein shall have the meanings as ascribed to them under the Employment Agreement. Employee Personal Details Full Name: Liron Sharon I.D. Number: 036157444 Address: Bavli 13, Tel Aviv Telephone Number (cell): 054-9225309 E-mail: lirsh2000@gmail.com Position VP Finance - Head of FP&A Direct Manager CFO Monthly Salary Base Salary: Global Overtime Pay: Monthly Salary: NIS 37,600(gross) NIS 9,400 (gross) NIS 47,000 (gross) MBO Payment Annual Maximum annual bonus of NIS 60,000 Overtime hours per month Average of [37] hours per month Travel Expenses Fix amount of 500 NIS per month Notice Period (by the Company or the Employee) 14 days' notice on the first 6 months from start date, 30 days' notice after 6 months. Pension Insurance  Entitled under Section 14 route. Per the terms detailed in the Employment Agreement. Keren Hishtalmut (Education Fund)  Entitled (not exceed the limit recognized by the Income Tax Authority from time to time). Company Contribution- 7.5% of the Monthly Salary Employee Contribution- 2.5% of the Monthly Salary Vacation Days 22 workdays per year. Sick Leave Days per Year Per Applicable Law & company policy. Recreation Days Per Applicable Law. IN WITNESS WHEREOF, the parties have executed these Employment Terms Agreement effective as of the Effective Date. KALTURA Ltd. Employee By:__________________________ Signature:___________________________ Name: Sigal Srur Name: Title: Chief Human Resources Officer DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19 Liron Sharon

Kaltura Confidential Page 8 of 16 Exhibit B THIS NON-COMPETITION, PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT (“Agreement”) is made and entered by and between Kaltura Ltd., an Israeli company ("Company"), and the undersigned individual (“Employee”), which Agreement will be effective as of the first day of the Employee's employment by the Company (the “Effective Date”). Unless the context otherwise requires, the term “Company” shall also include all direct and indirect existing and future subsidiary, parent or related corporations of the Company. AGREEMENT Employee acknowledges that Employee’s employment by the Company creates a relationship of confidence and trust between Employee and the Company with respect to all Confidential Information (as defined below) of the Company. In consideration and as a condition of Employee’s employment by the Company, the compensation paid therefore and the benefits received therefore, the sufficiency of which is hereby acknowledged, it is hereby agreed as follows: 1. Confidential Information. (a) Confidentiality. Except as herein provided, Employee agrees that during and after termination of his or her employment with the Company, he or she (i) shall keep Confidential Information (as defined below) confidential and shall not directly or indirectly, use, divulge, publish or otherwise disclose or allow to be disclosed any aspect of Confidential Information without the Company’s prior written consent; (ii) shall refrain from any action or conduct which might reasonably or foreseeably be expected to compromise the confidentiality or proprietary nature of the Confidential Information; and (iii) shall follow recommendations made by the Board of Directors, officers or supervisors of the Company from time to time regarding Confidential Information. “Confidential Information” includes but is not limited to Inventions (as defined in section 2(b)), trade secrets, confidential information, knowledge or data of the Company, or any of its clients, customers, consultants, shareholders, licensees, licensors, vendors or affiliates, that Employee may produce, obtain or otherwise acquire or have access to during the course of his or her employment by the Company (whether before or after the date of this Agreement), including but not limited to: business plans, records, and affairs; customer files and lists; special customer matters; sales practices; methods and techniques; merchandising concepts, strategies and plans; sources of supply and vendors; special business relationships with vendors, agents, and brokers; promotional materials and information; financial matters; mergers; acquisitions; equipment, technologies and processes; selective personnel matters; inventions; developments; product specifications; procedures; pricing information; intellectual property; know-how; technical data; software programs; algorithms; operations and production costs; processes; designs; formulas; ideas; plans; devices; materials; and other similar matters which are confidential. All Confidential Information and all tangible materials containing Confidential Information are and shall remain the sole property of the Company. (b) Limitation. Employee shall have no obligation under this Agreement to maintain in confidence any information that (i) is in the public domain at the time of disclosure, (ii) though originally Confidential Information, subsequently enters the public domain other than by breach of Employee’s obligations hereunder or by breach of another person’s or entity’s confidentiality obligations. (c) Former Employer Information. Employee agrees that he or she has not and will not, during the term of his or her employment, (i) improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity (except for affiliates of the Company) with which Employee has an agreement or duty to keep in confidence information acquired by Employee, if any, or (ii) bring onto the premises of the Company any document or confidential or proprietary information belonging to such employer, person or entity unless consented to in writing by such employer, person or entity. Employee will indemnify the Company and hold it harmless from and against all claims, liabilities, damages and expenses, including reasonable attorneys’ fees and costs of suit, arising out of or in connection with any violation of the foregoing. DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 9 of 16 (d) Third Party Information. Employee recognizes that the Company may have received, and in the future may receive, from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Employee agrees that Employee owes the Company and such third parties, during Employee’s employment by the Company and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person or firm and to use it in a manner consistent with, and for the limited purposes permitted by, the Company’s agreement with such third party. (e) Conflicting Activities. While employed by the Company, Employee will not work as an employee or consultant of any other organization or engage in any other activities which conflict, directly or indirectly, with the obligations to the Company, without the express prior written approval of the Company. 2. Inventions. (a) Inventions Retained and Licensed. Employee represents that there are no Prior Inventions (as defined below). Employee hereby acknowledges that, if in the course of his or her service for Company, Employee incorporates into a Company product, process or machine a Prior Invention owned by Employee or in which he or she has an interest, Company is hereby granted and shall have a fully paid, nonexclusive, royalty-free, irrevocable, perpetual, worldwide, transferable and sub licensable right and license to make, have made, modify, create derivative works, reproduce, use, offer to sell, sell, sublicense and otherwise distribute such Prior Invention (as may be improved or enhanced by or for Company) and in the event of copyrightable materials, copy, distribute, publicly perform, publicly display, make derivative works thereof, and sublicense such copyrightable materials, as part of or in connection with such product, process or machine. For the purposes of this Agreement, the term “Prior Inventions” shall mean inventions, ideas, improvements, designs or discoveries, whether or not patentable and whether or not reduced to practice, original works of authorship, computer programs (including, but not limited to, code, modules, tools, and libraries) and trade secrets made or conceived by or belonging to Employee (whether made solely by Employee or jointly with others) that (i) were developed by Employee prior to Employee’s employment by Company, (ii) relate to Company’s actual or proposed business, operations, products or research and development, and (iii) are not assigned to Company hereunder. (b) Assignment of Inventions. Except as provided in Section 2(e) hereof, Employee hereby assigns and transfers to Company, to the fullest extent under applicable law, his or her entire right, title and interest in and to all inventions (including, but not limited to, "Service Inventions" as defined in Section 132 of the Israeli Patent Law- 1967 (the “Patent Law”), ideas, improvements, designs, developments, works, know-how, original works of authorship, formulae, ideas, concepts, techniques, methods, systems, processes, compositions of matter, algorithms, computer software programs (including, but not limited to, any code, modules, tools, and libraries), databases, trade secrets and discoveries and any other intellectual creations of any nature whatsoever (the “Inventions”), whether or not patentable and whether or not reduced to practice, made or conceived by Employee, whether solely by Employee or jointly with others, prior to or during the period of his or her employment with Company that (i) relate in any manner to the actual or demonstrably anticipated business, work, or research and development of Company, its affiliates or subsidiaries, (ii) are developed in whole or in part on Company’s time or using Company’s equipment, supplies, facilities or Confidential Information, or (iii) result from or are suggested by any task assigned to Employee or any work performed by Employee for or on behalf of Company, its affiliates or subsidiaries, or by the scope of Employee’s duties and responsibilities with Company, its affiliates or subsidiaries. In the event that Employee believes that he or she is entitled to ownership, either in whole or in part, of an Invention pursuant to Section 2(e) hereof, he or she shall notify Company of such in writing. Except in such cases as the Board of Directors of Company confirms in writing that Employee is entitled to ownership, Employee agrees that all Inventions are the sole property of Company. Employee further acknowledges that all original works of authorship that are made by Employee, solely or jointly with others, within the scope of and during the period of Employee’s employment by Company and that are protectable by copyright are “works made for hire,” as defined in the U.S. Copyright Act and shall be owned solely by the Company. Without derogating from the aforementioned, the Employee hereby explicitly waives any interest, claim or demand that the Employee may have for, or may be entitled to, with respect to any consideration, compensation or royalty in connection with Assignable Inventions, including but not limited to, any claims for consideration, compensation or royalty before the Committee for Compensation and Royalties (the “Committee”) or DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 10 of 16 other tribunal with competent jurisdiction pursuant to Section 134 of the Patent Law or any other similar provision under any law of any applicable jurisdiction. The Employee hereby acknowledges and declares that the monthly salary and any other benefits provided under the Employment Agreement to which this Exhibit is attached, constitutes the entire compensation to which he/she is entitled to and includes any and all consideration with respect to the Inventions developed by him/her. The Employee further waives the right to bring any claims, demands or allegations to receive compensation, consideration or royalty with respect to the Moral Rights (as defined below) and the Company Inventions before the Committee under the Patent Law. Notwithstanding the above, in the event that despite the parties' agreement hereunder and the aforementioned waiver it is determined by any competent authority (including but not limited to the Committee) that for any reason whatsoever the Employee is or will be entitled to consideration, compensation or royally in connection with one or more Company Inventions, the Employee agrees and acknowledges that the Special Compensation (as defined below) will be deemed the sole and final consideration, compensation or royalty payments to which Employee is, and will be, entitled to in connection with such Company Inventions. “Moral Rights” as used herein means the rights of an author under Section 45 of the Israeli Copyright Law, 2007, or any other similar provision under any law of any applicable jurisdiction, including the right of the author to be known as the author of his/her work; to prevent others from being named as the author of his/her work; to prevent others from making deforming changes in his/her work in a manner that reflects negatively on his/her professional standing, his/her goodwill or dignity. For the purpose hereof, the term “Special Compensation” shall mean an amount equal to 10% of the monthly salary of the Employee, which amount shall be considered as a special compensation for the Employee’s contribution any Company’s Invention. (c) Disclosure of Inventions. Employee agrees that in connection with any Invention: (i) Employee shall promptly disclose such Invention in writing to his or her immediate supervisor at Company (which shall be received in confidence by Company), with a copy to the Company, regardless of whether Employee believes the Invention is covered by Section 2(e), in order to permit Company to claim rights to which it may be entitled under this Agreement; and (ii) Employee shall, at Company’s request, promptly execute a written assignment of title to Company for any Invention required to be assigned by Section 2(b) (an “Assignable Invention”), and Employee will preserve any such Assignable Invention as Confidential Information of Company. (d) Patent and Copyright Registrations. Employee agrees to assist Company, or its designee, at Company’s expense, in every proper way to secure Company’s rights in the Assignable Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and other instruments that Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to Company, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Assignable Inventions, and any copyrights, patents, or other intellectual property rights relating thereto. Employee further agrees that his or her obligation to execute or cause to be executed, when it is in his or her power to do so, any such instrument or papers shall continue after the termination of Employee’s employment by Company. If Company is unable because of Employee’s mental or physical incapacity or for any other reason to secure Employee’s signature to apply for or to pursue any application for any Israel, U.S. or other patents or copyright registrations covering Assignable Inventions or original works of authorship assigned to Company as above, then Employee hereby irrevocably designates and appoints Company and its duly authorized officers and agents as Employee’s agent and attorney-in-fact, to act for and in Employee’s behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by Employee. (e) Exception to Assignments. Assignable Inventions shall not include any Invention (i) that Employee develops entirely on Employee’s own time, (ii) without use of any Company assets and (iii) which useful with and does not relate to Company’s actual or proposed business, products or research and development. (f) Other Obligations. Employee acknowledges that Company from time to time may have agreements with other persons or with the Israeli, U.S. or other governments, or agencies thereof, that impose obligations or restrictions on Company regarding Inventions made during the course of work thereunder or regarding the confidential nature of such work. Employee agrees to be bound by all such obligations and restrictions and to take all action necessary to discharge the obligations of Company thereunder. DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 11 of 16 3. Return of Confidential Material. Upon Company’s request or in the event of Employee’s termination of employment with Company for any reason whatsoever, Employee agrees promptly to surrender and deliver to Company all records, materials, equipment, drawings, documents and data of any nature pertaining to any Confidential Information or to his or her employment, and Employee will not retain or take with him or her any tangible materials or electronically stored data, containing or pertaining to any Confidential Information that Employee may produce, acquire or obtain access to during the course of his or her employment. 4. Notification of New Employer. If employee leaves the Company’s employ, Employee hereby consents to the Company notifying Employee’s new employer about Employee’s rights and obligations under this Agreement. 5. Non-Solicitation and Non-Competition. (a) Restrictions. Employee agrees that during the period of his or her employment with the Company and for one (1) year after the date of termination of his or her employment with Company (for any reason or no reason, whether voluntary or involuntary), he or she will not (i) induce, solicit, recruit or encourage (or endeavor to induce, solicit, recruit or encourage) any employee or consultant of the Company to leave the employ of Company, (ii) solicit the business of any client or customer of Company (other than on behalf of Company), (iii) engage in any activity that is in any way competitive with the business or demonstrably anticipated business of Company (iv) carry on or hold an interest in any corporation, venture, entity or other business (other than a minority interest in a publicly traded company) which competes with the products or services of the Company, or (v) assist any other person or organization in competing or in preparing to compete with any business or demonstrably anticipated business of the Company or act as an employee, officer consultant or in any managerial capacity in a business in competition with the Company. (b) Enforcement. If at any time any of the provisions of Section 5(a) are deemed invalid or unenforceable or are prohibited by the laws of the state or place where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement. The provisions of Section 5(a), as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included. 6. Representations. Employee agrees to execute any proper oath or verify any proper document required to carry out or evidence compliance with the terms of this Agreement. Employee represents that his or her performance of all the terms of this Agreement, and as an employee of the Company, will not breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to Employee’s retention by Company. Employee has not entered into, and Employee agrees that he or she will not enter into, any oral or written agreement in conflict herewith. 7. Equitable Relief. Employee agrees that it would be impossible or inadequate to measure and calculate the Company’s damages from any breach of the covenants set forth in this Agreement. Accordingly, Employee agrees that if Employee breaches this Agreement, including without limitation the provisions of Paragraph 5(a), hereunder, the Company will have available, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement. Employee further agrees that no bond or other security shall be required in obtaining such equitable relief and Employee hereby consents to such injunction’s issuance and to the ordering of specific performance. In any legal proceeding commenced under this Paragraph 7, the losing party shall pay the prevailing party’s actual attorneys’ fees and expenses incurred in the preparation for, conduct of or appeal or enforcement of judgment from the proceeding. The phrase “prevailing party” shall mean the party who is determined in the proceeding to have prevailed or who prevails by dismissal, default or otherwise. 8. Governing Law; Consent to Personal Jurisdiction. This Agreement will be governed by the laws of the State of Israel, without regard to the choice of law provisions thereof. Employee hereby expressly consents to the personal jurisdiction of the competent courts located in Tel Aviv-Jafo for any lawsuit arising from or relating to this Agreement. DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 12 of 16 9. Entire Agreement. This Agreement sets forth the entire agreement and understanding between Company and Employee relating to the subject matter herein and merges all prior discussions and agreements between the parties with respect that subject matter. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the Company. Any subsequent change or changes in Employee’s duties, salary or compensation will not affect the validity or scope of this Agreement. 10. Severability. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect. 11. Successors and Assigns. This Agreement will be binding upon Employee’s heirs, executors, administrators and other legal representatives and will be for the benefit of Company, its successors, and its assigns. 12. Counterparts. This Agreement may be signed in two counterparts, each of which shall be deemed an original and both of which shall together constitute one and the same instrument. 13. No Employment Contract. Nothing in this Agreement shall be construed to create a contract of employment, either express or implied-in-fact, for any fixed term or requiring cause for termination. IN WITNESS WHEREOF, the parties have executed these Employment Terms Agreement effective as of the Effective Date. KALTURA Ltd. Employee By: __________________________ Signature: ___________________________ Name: Sigal Srur Name: Title: Chief Human Resources Officer DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19 Liron Sharon

Kaltura Confidential Page 13 of 16 Exhibit C אישור כללי בדבר תשלומי מעבידים לקרן פנסיה ולקופת ביטוח במקום פיצויי פיטורים (1963-ג"התשכ, לפי חוק פיצויי פיטורים) אני מאשר כי תשלומים ששילם מעביד החל ביום פרסומו "( החוק: "להלן) 1 1963-ג"התשכ, לחוק פיצויי פיטורים 14בתוקף סמכותי לפי סעיף כללים לאישור ולניהול קופות )בעד עובדיו לפנסיה מקיפה בקופת גמל לקצבה שאינה קופת ביטוח כמשמעותה בתקנות מס הכנסה , של אישור זה או לביטוח מנהלים הכולל אפשרות לקצבה או שילוב של תשלומים לתוכנית קצבה ולתוכנית "(, קרן פנסיה: "להלן) 2 1964-ד"התשכ(, גמל בין , לרבות תשלומים ששילם תוך שילוב של תשלומים לקרן פנסיה ולקופת ביטוח"(, קופת ביטוח: "להלן)ור שאינה לקצבה בקופת ביטוח כאמ יבואו במקום פיצויי הפיטורים המגיעים לעובד האמור בגין "(, תשלומי המעביד: "להלן)אם יש בקופת הביטוח תוכנית לקצבה ובין אם לאו :ובלבד שנתקיימו כל אלה"(, השכר המופטר: "להלן)ה ששולמו השכר שממנו שולמו התשלומים האמורים ולתקופ תשלומי מעביד(1) מן השכר המופטר אם משלם המעביד בעד עובדו 12%מן השכר המופטר או 14%1/3 -לקרן פנסיה אינם פחותים מ )א( שם העובד בשיעור של % בנוסף לכך גם תשלומים להשלמת פיצויי פיטורים לקופת גמל לפיצויים או לקופת ביטוח על מפיצויי 72%כאמור, יבואו תשלומיו במקום 2 1/3גם % 12% -מן השכר המופטר. לא שילם המעביד בנוסף ל 2 1/3 הפיטורים של העובד, בלבד; :לקופת ביטוח אינם פחותים מאחד מאלה (ב) להבטחת הכנסה חודשית אם משלם המעביד בעד עובדו בנוסף לכך גם תשלומים , מן השכר המופטר %13 1/3 (1) בשיעור דרוש , בתכנית שאישר הממונה על שוק ההון ביטוח וחסכון במשרד האוצר, במקרה אובדן כושר עבודה : להלן)לפי הנמוך מביניהם , מן השכר המופטר %2 ½מן השכר המופטר לפחות או בשיעור של % 75להבטחת "(;תשלום לביטוח אובדן כושר עבודה" ובמקרה זה יבואו , אם שילם המעביד בנוסף גם תשלום לביטוח אובדן כושר עבודה, מופטרמן השכר ה% 11 (2) שילם המעביד נוסף על אלה גם תשלומים ; בלבד, מפיצויי הפיטורים של העובד% 72תשלומי המעביד במקום מן השכר 2%1/3 להשלמת פיצויי פיטורים לקופת גמל לפיצויים או לקופת ביטוח על שם העובד בשיעור של .פיצויי הפיטורים של העובד% 100יבואו תשלומי המעביד במקום , המופטר -לא יאוחר משלושה חודשים מתחילת ביצוע תשלומי המעביד נערך חוזה בכתב בין המעביד לבין עובד ובו(2) הביטוח, לפי העניין: הסכמת העובד להסדר לפי אישור זה בנוסח המפרט את תשלומי המעביד ואת קרן הפנסיה וקופת (א) בחוזה האמור ייכלל גם נוסחו של אישור זה; יתור המעביד מראש על כל זכות שיכולה להיות לו להחזר כספים מתוך תשלומיו, אלא אם כן נשללה זכות העובד (ב) לחוק ובמידה שנשללה או שהעובד משך כספים מקרן הפנסיה או 17או 16לפיצויי פיטורים בפסק דין מכוח סעיפים מוות, נכות או פרישה בגיל שישים או יותר. –מקופת הביטוח שלא בשל אירוע מזכה; לעניין זה. "אירוע מזכה" בגין שכר שמעבר לשכר , צו הרחבה או חוזה עבודה, הסכם קיבוצי, אין באישור זה כדי לגרוע מזכותו של עובד לפיצוי פיטורים לפי החוק(3) .המופטר (1998ביוני 9)ח "התשנו בסיוון "ט (3-327חמ ) שר העבודה והרווחה אליהו ישי ------------------- 136' עמ, ג"ח התשכ"ס 1302' עמ, ד"ת התשכ"ק 2 DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 14 of 16 Exhibit D - English Summary of Exhibit C1 GENERAL APPROVAL REGARDING PAYMENTS BY EMPLOYERS TO A PENSION FUND AND INSURANCE FUND IN LIEU OF SEVERANCE PAY By virtue of my power under section 14 of the Severance Pay Law, 1963 (hereinafter: the “Law”), I certify that payments made by an employer commencing from the date of the publication of this approval on behalf of his employees to a comprehensive pension benefit fund that is not an insurance fund within the meaning thereof in the Income Tax (Rules for the Approval and Conduct of Benefit Funds) Regulations, 1964 (hereinafter: the “Pension Fund”) or to managers insurance including the possibility of an insurance pension fund or a combination of payments to an annuity fund and to a non-annuity fund (hereinafter: the “Insurance Fund), including payments made by him by a combination of payments to a Pension Fund and an Insurance Fund, whether or not the Insurance Fund has an annuity fund (hereinafter: the “Employer's Payments), shall be made in lieu of the severance pay due to the said employee in respect of the salary from which the said payments were made and for the period they were paid (hereinafter: the “Exempt Salary”), provided that all the following conditions are fulfilled: 1. The Employer's Payments - 1.1. To the Pension Fund are not less than 141/3% of the Exempt Salary or 12% of the Exempt Salary if the employer pays for his employee in addition thereto additional payments to supplement severance pay to a benefit fund for severance pay or to an Insurance Fund in the employee's name in an amount of 21/3% of the Exempt Salary. In the event that the employer has not paid an addition to the said 12%, his payments shall be only in lieu of 72% of the employee's severance pay; 1.2. To the Insurance Fund are not less than one of the following: 1.2.1. 131/3% of the Exempt Salary, if the employer pays for his employee in addition thereto also payments to secure monthly income in the event of disability, in a plan approved by the Commissioner of the Capital Market, Insurance and Savings Department of the Ministry of Finance, in an amount required to secure at least 75% of the Exempt Salary or in an amount of 21/2% of the Exempt Salary, the lower of the two (hereinafter: “Disability Insurance”); or 1.2.2. 11% of the Exempt Salary, if the employer paid, in addition, a payment to the Disability Insurance, and in such case the Employer's Payments shall only replace 72% of the Employee's severance pay; In the event that the employer has paid, in addition to the foregoing payments to supplement severance pay, to a benefit fund for severance pay or to an Insurance Fund in the employee's name in an amount of 21/3% of the Exempt Salary, the Employer's Payments shall replace 100% of the employee's severance pay. 2. No later than three months from the commencement of the Employer's Payments, a written agreement is executed between the employer and the employee in which: 2.1. The employee has agreed to the arrangement pursuant to this approval in a text specifying the Employer's Payments, the Pension Fund and Insurance Fund, as the case may be; the said agreement shall also include the text of this approval; and 2.2. The employer waives in advance any right, which he may have to a refund of monies from his payments, unless the employee’s right to severance pay has been revoked by a judgment by virtue of Section 16 and 17 of the Law, and to the extent so revoked and/or the employee has withdrawn monies from the Pension Fund or Insurance Fund other than by reason of an entitling event; in such regard “Entitling Event” means death, disability or retirement after the age of 60. 3. This approval is not such as to derogate from the employee's right to severance pay pursuant to any law, collective agreement, extension order or employment agreement, in respect of salary over and above the Exempt Salary. 1 This is not an official translation of Exhibit C and should not be relied upon for its accuracy. In any event, Exhibit C prevails. DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 15 of 16 EXHIBIT E COMPANY COMPUTER POLICY CONSENT [Updated version to be provided soon.] Kaltura Ltd. (the “Company”) has a policy regarding the use of the Company's computer systems (the “Company's Computers Policy”), as follows: 1. The Company has provided you, for the purpose of the performance of your duties, various types of computer related devices, including a computer, hardware, software, Company e-mail account, phone etc. (the “Computer Devices”). The Computer Devices are the exclusive property of the Company, and in order to protect the Computer Devices, you are hereby required to adhere to the following instructions: 1.1 Hardware- it is prohibited to install hardware on, and/or to, Computer Devices without the prior authorization of your manager or the Company's computer systems team. In this regard, it is prohibited to connect to a Computer Device an external hard – drive, disk on key (also known as memory stick and/or flash memory), camera, cell phone or any other type of hardware without the prior authorization of your manager or the Company's computer systems team. 1.2 Software- it is prohibited to install software on Computer Devices without the prior authorization of your manager or the Company's computer systems team. In this regard, it is prohibited to install software which enables processing of photos, games, chat programs, toolbars or any other type of software. 1.3 Files- it is prohibited to save on Computer Devices any files, photos or videos that are not related to the Company; unless, all such files, photos or videos shall be saved under one folder labeled as "Private" located at the root directory of the computer. The attention of the Employee's attention is particularly drawn to potential issues of intellectual property rights that may arise from such saving of files. 1.4 If any of the above instructions is not clear or if you have a question regarding the use of Computer Devices, please contact your manager or Company's computer systems team. 2. Notwithstanding the above, the Company is aware that you may be required to make use of Computer Devices for your own private needs. Such private use of the Computer Devices is allowed subject to the following instructions: 2.1 The Company's e-mail account which was assigned to you is provided to you only for the purpose of work related use. You are not allowed to use the Company's e-mail account, which was assigned to you, for private purposes which are not related to the Company's activities, such prohibited private use of your e-mail account includes correspondence with friends and family. 2.2 In the event you wish to send private e-mails during work hours and/or while at Company's offices, you can do so through your private external web based e-mail account (Gmail, Hotmail etc.). As said, it is prohibited to save to Computer Devices any files received by you through your external web based e-mail account. 2.3 You may access the internet for your own private use provided that such access is done for a reasonable period of time, without such access having a negative effect on your performance, in accordance with the Company's Computers Policy. 3. In order to maintain the security of the Computer Devices and the protection of the Company's legitimate interests, the Company is using various monitoring technologies, as well as blocking technologies, in the scope detailed in the Computer Policy. These technologies enable the Company to monitor and review content and information which is present on Computer Devices or exchanged through Computer Devices, including through the Company's e-mail account assigned to Company's employees. 4. Said monitoring is not intended to infringe your privacy, and as a general rule the Company is not interested in reviewing correspondence which is exchanged through the Company's e-mail account assigned to you. However, the Company may review professional correspondence and will act within the boundaries of applicable law, and when circumstances so require, necessitate and obligate, in order to protect the Company's legitimate interests. DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19

Kaltura Confidential Page 16 of 16 5. In the event that private correspondence exists in the Computer Devices and/or the Company e-mail account assigned to you, this, despite the clear instructions detailed hereinabove, the Company may review such correspondence, if special and unique circumstances exist in which there is a serious suspicion that you are carrying out harmful or illegal activity through Computer Devices, and subject to your consent. As a sign of your consent to the Computer Policy and the foregoing instructions, you are required to sign below. EMPLOYEE ACKNOWLEDGEMENT AND CONSENT: I, the undersigned, hereby acknowledge and approve that I have read all the above mentioned, received any and all clarifications which I required, and agree to it. Date Signature ID number Name DocuSign Envelope ID: CA138783-3A8F-4B84-B6A9-E2D3DDEB9382FB F5AA7-17EA-43B9-AD30-9371B D7 A19 036157444Liron Sharon January 13, 2022

DocuSign Envelope ID: 768E7B55-A439-4AE4-8905-F9498BEE045A Liron Sharon - 2024 Amendment to Employment Agmt (Execution Copy) - 2-21-2024 Amendment of the Employment Agreement This AMENDMENT (“Amendment”) to that certain individual Employment Agreement (as defined below), is made and entered into this 21st day of February, 2024, by and between Kaltura Ltd., a company organized under the laws of the State of Israel and having an office and principal place of business at Allied Tower, 9 Ben-Gurion Road, Bnei-Brak, Israel 5126014 (the “Company”) and Ms. Liron Sharon (the “Employee”). Each of the above is referred to as a “Party” and collectively referred to as the “Parties”. WHEREAS, the Parties have entered into an individual employment agreement dated January 13, 2022, in connection with the Employee’s employment by the Company, as from time to time amended (the said agreement, together with all the exhibits, attachments and addendums thereto, and any amendments hereto or thereto in accordance with the provisions thereof or hereof, shell be referred to herein as the “Employment Agreement”); and WHEREAS, the Parties wish to amend the Employment Agreement in accordance with the terms herewith; NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants contained in this Amendment and other good and valuable consideration (the receipt and adequacy of which are hereby mutually acknowledged), each of the Parties hereby agree as follows: 1. Definitions and Interpretation 1.1. Capitalized terms used but not otherwise defined herein having the respective meanings set forth in the Employment Agreement. All capitalized terms used but not defined hereinabove or in the Employment Agreement, shall have the meaning ascribed for then as in the recitals or as hereinbelow defined. 1.2. The preface to this Amendment constitutes an indivisible and integral part thereof. 1.3. The provisions of this Amendment are in addition to, and in amendment of, the provisions of the Employment Agreement and in the event of any discrepancy or inconsistency between the provisions of the Employment Agreement and the provisions of this Amendment, the provisions of this Amendment shall prevail. Any reference in the Employment Agreement or herein to “this Agreement” shall mean the Employment Agreement as amended by this Amendment. 2. Service and Base Salary 2.1. The Employee is hereby nominated and shall serve as an Executive VP Financial Planning & Analysis in the Company, effective as of January 1st, 2024. Accordingly, the successive Subsections of this Section 2 shall apply retroactively as of such date, and the respective provisions of the Employee’s Employment Agreement shall be deemed as amended by the terms of the provisions set forth herein, regardless any statement to the contrary in the Employment Agreement. 2.2. Commencing as of January 1st, 2024, the Employee’s annual Base Salary shall be increased by a gross amount of NIS 71,400 (which is equal to $20,000 in accordance with $1.00/NIS3.57 exchange rate as was affixed by the Company for the purposes of your Employment Agreement, regardless such rate at the Effective Date of this Amendment) to a gross annual amount of NIS 695,400 (namely, an addition of NIS 5,950 gross per month to a total gross monthly Base Salary of NIS 57,950). To dispel

DocuSign Envelope ID: 768E7B55-A439-4AE4-8905-F9498BEE045A - 2 - Liron Sharon - 2024 Amendment to Employment Agmt (Execution Copy) - 2-21-2024 doubt, the new Base Salay NIS amount as so affixed by the Company shall be deemed for all purposes as the amount by which your NIS gross Base Salary has been increased, and it shall not be linked or subject to any further NIS/USD exchange rate changes. 2.3. Under the Employment Agreement, the Parties have agreed that (i) the Company and the Employee shall open and maintain an education fund (“Keren Hishtalmut” in Hebrew) (the “Education Fund”), and that the Company shall contribute to the Education Fund an amount equal to seven and a half percent (7.5%) and the Employee shall contribute to such Education Fund an amount equal to two and a half percent (2.5%) of each Monthly Salary payment; and (ii) the amounts contributed by the Company to the Education Fund will be limited up to the limit recognized by the Income Tax Authority from time to time. Notwithstanding the foregoing, it is hereby agreed that effective from January 1st, 2024, the amounts contributed by the Company to the Education Fund will not be limited to the limit amounts recognized by the Income Tax Authority from time to time, and the Employment Agreement is hereby changed accordingly. In any event, any tax liability related to the Education Fund shall be borne, exclusively, by the employee. The Employee hereby authorizes the Company to transfer to the Education Fund the amount of the employee's and the Company’s contribution from each Monthly Salary payment. 2.4. The Employee agrees and acknowledges that due to the Employee’s senior managerial position in the Company, the special personal trust involved in the position in which the Employee shall be employed, and the inability to monitor the Employee’s actual work hours, the Hours of Work and Rest Law, 1951 (the “Hours of Work and Rest Law”) shall not apply to the Employee. The Employee acknowledges that the set amount of the Base Salary (namely, the Monthly Salary as defined in the Employment Agreement), as well as all other compensation and benefits provided to the Employee by the Company, as agreed upon between the Employee and the Company, reflect the requirements of the position to work additional and irregular hours and days. Accordingly, the Employee shall not be entitled to claim or receive payments or any additional pay for work performed at overtime hours, nights, weekends, or at any other times in which the Hours of Work and Rest Law requires payment of special payments (to employees who are not in a position such as the position of the Employee). 3. Bonus 3.1. The Employee’s entitlement to an annual Bonus for the calendar year of 2024 shall be determined, for such year only, on the basis of the Employee’s and Kaltura Inc. (the “US Parent”) attainment of certain goals and objectives defined by the US Parent, which are set forth in the Employee’s annual bonus plan according to US Parent’s 2024 Executive Compensation Plan as approved by the its Compensation Committee on or about February 14, 2024, a summary of which is enclosed as Annex A hereof (the “2024 Executive Compensation Plan”). Accordingly, subject to the successive Subsections of this Section 3, the 2024 annual Bonus shall be as follows: 3.1.1. The potential maximum annual Bonus with respect to 100% attainment, satisfaction and performance against the 2024 Executive Compensation Plan’s targets and thresholds (namely, Individual Objectives and Company Financial Goals KPIs and OKRs) as elaborated in the 2024 Executive Compensation Plan, shall equal the gross amount of USD (herein, the “Base OTB”). 3.1.2. The potential maximum annual Additional Stretch Bonus for overachievement against such goals (>100%), shall equal the gross amount of USD (based on overstretch bonus of 137.5% of Base OTB). 3.2. Notwithstanding anything to the contrary in the Employment Agreement or any other agreements, arrangements, undertakings, obligations, representations, warranties and/or understandings, either oral, in writing or otherwise, relating to the Employee’s

DocuSign Envelope ID: 768E7B55-A439-4AE4-8905-F9498BEE045A - 3 - Liron Sharon - 2024 Amendment to Employment Agmt (Execution Copy) - 2-21-2024 employment and/or grant of services and/or any other engagement, entered into between the Parties, the monetary value of the Base OTB to which the Employee shall be entitled under the 2024 Executive Compensation Plan up to 100% attainment, shall be granted in the form of up to Restricted Stock Units (as defined in the 2021 Kaltura, Inc. Incentive Award Plan and Israeli Sub-Plan; together, the “2021 Plan”), to be settled in shares in accordance with the calculation and vesting terms set forth in the 2024 Executive Compensation Plan (the “MBO RSUs”), while any excess entitlement earned by the Employee for MBO overachievement up to the maximum Annual Additional Stretch Bonus (i.e., >100% attainment of the applicable goals under the 2024 Executive Compensation Plan) will be paid in cash in accordance with the entitlement and payment terms set forth under the 2024 Executive Compensation Plan. 3.3. Except as set forth in this Amendment for the 2024 annual Bonus, the Employee’s entitlement to annual Bonus and Additional Stretch Bonus shall be determined, for each subsequent calendar year, on the basis of the attainment of certain financial and operational metrics set by Kaltura, Inc.’s Board of Directors or Compensation Committee. 3.4. All Bonus payments, if any, shall be subject to all mandatory withholdings and deductions, and shall be deemed to be quoted in gross figures. In addition, all Bonus payments in currencies other than US Dollar (for 2024, the Additional Stretch Bonus payment) will be adjusted in accordance with the specific payment currency and US Dollar exchange rate that shall prevail as of the payment calculation date in accordance with the Company’s policies and procedures. 4. MBO RSUs Terms of Grant Subject to the terms and provisions of the 2021 Plan, the 2024 Executive Compensation Plan and the applicable Award Agreement, the MBO RSUs (if and to the Extent the Employee shall be entitled to such) shall be subject to the following: 4.1. Grant Date: effective as of the effective date of the Compensation Committee’s approval of the 2024 Executive Compensation Plan, namely, February 14, 2024. 4.2. Vesting: Up to the maximum number of the MBO RSUs that were granted to the Employee will be eligible to vest in accordance with the satisfaction and performance against the 2024 Executive Compensation Plan’s targets and thresholds (namely, Individual Objectives and Company Financial Goals KPIs and OKRs), upon and subject to the eligibility of the Employee to the cash payment of the Annual Bonus but for the conversion thereof to MBO RSUs which shall be determined following the approval of the final audited results for FY-2024 (no later than March payroll), subject, however, to the continued employment of the Employee through December 31, 2024. 4.3. Contingencies: the MBO RSUs award shall be made pursuant to the 2021 Plan, the 2024 Executive Compensation Plan and the appropriate award agreement to be executed by the Employee and countersigned by Kaltura, Inc., and to the execution and delivery of all required agreements and instruments pursuant to the 2021 Plan and Kaltura, Inc.’s policies. 4.4. All other terms of grant as set forth in the 2024 Executive Compensation Plan and the Company’s Award Documents. 5. Additional Benefits 5.1. Subject to the approval of the Compensation Committee of the Board of Directors of Kaltura, Inc., and the Employee’s continued employment by the Company through the applicable vesting date, the Company anticipates granting the Employee RSUs as stipulated in the 2024 Executive Compensation Plan (herein, “LTI RSUs”).

DocuSign Envelope ID: 768E7B55-A439-4AE4-8905-F9498BEE045A - 4 - Liron Sharon - 2024 Amendment to Employment Agmt (Execution Copy) - 2-21-2024 5.2. The LTI RSUs, if awarded, will be governed by the terms and conditions of the Company’s 2021 Plan, the respective provisions of the 2024 Executive Compensation Plan and applicable award agreements. Subject to the above, if and to the extent the Employee shall be granted LTI RSUs, then the grant thereof shall be subject to the following: 5.2.1. Grant Date: effective as of the effective date of the Compensation Committee’s approval of the 2024 Executive Compensation Plan, namely, February 14, 2024. 5.2.2. Vesting: Three-year quarterly, commencing retroactively from January 1st, 2024. 5.2.3. Contingencies: the LTI RSUs award shall be made pursuant to the 2021 Plan, the 2024 Executive Compensation Plan and the appropriate award agreement to be executed by the Employee and countersigned by Kaltura, Inc., and to the execution and delivery of all required agreements and instruments pursuant to the 2021 Plan and Kaltura, Inc.’s policies. 6. Miscellaneous 6.1. The Employment Agreement is hereby amended as expressly set out in this Amendment above, and all references and provisions relating to the subject matters of this Amendment, shall be read and interpreted in line with this Amendment and in a manner that will give full force and effect thereto, whether or not specified so herein. This Amendment shall be read together with the Employment Agreement as one agreement and, save as expressly amended by this Amendment, the Employment Agreement shall remain unaltered and in full force and effect. 6.2. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first hereinabove set forth: Kaltura Ltd. Employee By: By: Name: Sigal Srur Liron Sharon Title: Chief Human Resources Officer

Liron Sharon - 2025 Amendment to Employment Agmt - 2-11-2025 Amendment of the Employment Agreement This AMENDMENT (“Amendment”) to that certain individual Employment Agreement (as defined below), is made and entered into this 19th day of February, 2025, by and between Kaltura Ltd., a company organized under the laws of the State of Israel and having an office and principal place of business at Allied Tower, 9 Ben-Gurion Road, Bnei-Brak, Israel 5126014 (the “Company”) and Ms. Liron Sharon (the “Employee”). Each of the above is referred to as a “Party” and collectively referred to as the “Parties”. WHEREAS, the Parties have entered into an individual employment agreement dated January 13, 2022, in connection with the Employee’s employment by the Company, as from time to time amended (the said agreement, together with all the exhibits, attachments and addendums thereto, and any amendments hereto or thereto in accordance with the provisions thereof or hereof, shall be referred to herein as the “Employment Agreement”); and WHEREAS, the Parties wish to amend the Employment Agreement in accordance with the terms herewith; NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants contained in this Amendment and other good and valuable consideration (the receipt and adequacy of which are hereby mutually acknowledged), each of the Parties hereby agree as follows: 1. Definitions and Interpretation 1.1. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Employment Agreement. All capitalized terms used but not defined hereinabove or in the Employment Agreement, shall have the meaning ascribed for them as in the recitals or as hereinbelow defined. 1.2. The preface to this Amendment constitutes an indivisible and integral part thereof. 1.3. The provisions of this Amendment are in addition to, and in amendment of, the provisions of the Employment Agreement and in the event of any discrepancy or inconsistency between the provisions of the Employment Agreement and the provisions of this Amendment, the provisions of this Amendment shall prevail. Any reference in the Employment Agreement or herein to “this Agreement” shall mean the Employment Agreement as amended by this Amendment. 2. Base Salary 2.1. Commencing as of January 1st, 2025, the Employee’s annual Base Salary shall be increased by a gross amount in NIS equal to $38,000 to a gross annual amount of $226,000 (rounded, in accordance with $1.00/NIS3.7 exchange rate as was affixed by the Company for the purposes of your Employment Agreement, regardless of such rate at the Effective Date of this Amendment). Accordingly, your monthly Base Salary is affixed as a gross NIS 69,685 per month, effective January 1st, 2025. To dispel doubt, the new Base Salay NIS amount as so affixed by the Company shall be deemed for all purposes as the amount by which your NIS gross Base Salary has been increased, and it shall not be linked or subject to any further NIS/USD exchange rate changes. Docusign Envelope ID: 84F6E982-01D3-4E1A-AB20-9A21D90F136E

- 2 - Liron Sharon - 2025 Amendment to Employment Agmt - 2-11-2025 2.2. All allowances, benefits, rights, and deductions associated with your Base Salary under the Employment Agreement or Law shall apply to your Base Salary as amended herein. 2.3. The Employee agrees and acknowledges that due to the Employee’s senior managerial position in the Company, the special personal trust involved in the position in which the Employee shall be employed, and the inability to monitor the Employee’s actual work hours, the Hours of Work and Rest Law, 1951 (the “Hours of Work and Rest Law”) shall not apply to the Employee. The Employee acknowledges that the set amount of the Base Salary (namely, the Monthly Salary as defined in the Employment Agreement) as increased hereby, as well as all other compensation and benefits provided to the Employee by the Company, as agreed upon between the Employee and the Company, reflect the requirements of the position to work additional and irregular hours and days. Accordingly, the Employee shall not be entitled to claim or receive payments or any additional pay for work performed at overtime hours, nights, weekends, or at any other times in which the Hours of Work and Rest Law requires payment of special payments (to employees who are not in a position such as the position of the Employee). 3. Bonus 3.1. The Employee’s entitlement to an annual Bonus for the calendar year of 2025 shall be determined, for such year only, on the basis of the Employee’s and the Company’s attainment of certain goals and objectives defined by the Company, which are set forth in the Employee’s annual bonus plan according to the Company’s 2025 Executive Compensation Plan as approved by its Compensation Committee on or about January 6, 2025, a summary of which is enclosed as Annex A hereof, and as shall further be determined and approved by Kaltura, Inc.’s (the parent company of the Company) Compensation Committee (“Compensation Committee”) and Kaltura, Inc.’s Board of Directors (“Board”) with respect to the 2025 individual OKRs and performance targets and goals (the “2025 Executive Compensation Plan”). Accordingly, subject to the successive Subsections of this Section 5, the 2025 annual Bonus shall be as follows: 3.1.1. The potential maximum annual Bonus with respect to 100% attainment, satisfaction and performance against the 2025 Executive Compensation Plan’s targets and thresholds (namely, Individual Objectives and Company Financial Goals KPIs and OKRs) as elaborated in the 2025 Executive Compensation Plan, shall equal the gross amount of USD 169,000, namely, NIS 625,300 (herein, the “Base OTB”). 3.1.2. The potential maximum annual additional stretch bonus for overachievement against such goals (>100%) (the “Stretch Bonus”), is still subject to the determination and approval of the metrics by the Compensation Committee and the Board. Based on past year’s metrics, if approved for 2025, the potential Stretch Bonus is expected to equal the gross amount of up to USD 63,432, namely, NIS 234,700 (based on a Stretch Bonus of 137.5% of Base OTB); however, the final amount shall be determined by the Compensation Committee and the Board at their sole discretion. 3.2. All Bonus payments, if any, shall be subject to all mandatory withholdings and deductions, and shall be deemed to be quoted in gross figures. Docusign Envelope ID: 84F6E982-01D3-4E1A-AB20-9A21D90F136E

- 3 - Liron Sharon - 2025 Amendment to Employment Agmt - 2-11-2025 4. Additional Benefits 4.1. Subject to the approval of the Compensation Committee of the Board of Directors of Kaltura, Inc., and the terms and conditions stipulated below, the Company anticipates granting the Employee 210,526 RSUs as stipulated in the 2025 Executive Compensation Plan (herein, “LTI RSUs”). 4.2. The LTI RSUs, if awarded, will be governed by the terms and conditions of the Company’s 2021 Plan, the respective provisions of the 2025 Executive Compensation Plan and applicable award agreements. Subject to the above, if and to the extent the Employee shall be granted LTI RSUs, then the grant thereof shall be subject to the following: 4.2.1. Grant Date: effective as of the effective date of the Compensation Committee’s approval of the 2025 Executive Compensation Plan, namely, January 6, 2025. 4.2.2. Vesting: Three-year quarterly, commencing retroactively from January 1st, 2025, subject to the Employee’s continued employment with, or services to, the Company or any of its affiliates or subsidiaries through the applicable vesting date unless determined otherwise under any applicable Corporate Transaction and/or Double Trigger provisions as stipulated in the 2021 Plan and/or any other agreements with the Employee (including the Employment Agreement). 4.2.3. Contingencies: the LTI RSUs award shall be made pursuant to the 2021 Plan, the 2025 Executive Compensation Plan, and the appropriate award agreement to be executed by the Employee and countersigned by Kaltura, Inc., and to the execution and delivery of all required agreements and instruments pursuant to the 2021 Plan and Kaltura, Inc.’s policies. 4.2.4. Double Trigger: The LTI RSUs award agreement shall include the double trigger accelerated vesting mechanism as set forth in the 2021 Plan and the agreements and Compensation Committee resolutions applicable to the Employee. 5. Notice Period for Termination 5.1. The term of the Notice Period for the Employee’s termination of employment or resignation under this Agreement (herein, “Notice Period”) shall be extended as follows: 5.1.1. In the event of termination of the Term of Employment by the Company without Cause, the Employee shall be entitled to receive from the Company a 120-day advance written notice of termination (the “Notice Period”) or a payment in lieu thereof (the In Lieu Payment as defined in Section 5.1.3 below); as the Company may elect at its sole and absolute discretion. 5.1.2. In the event of resignation by the Employee, the Employee shall provide the Company a 90-day advance written notice of Termination (“Resignation Notice Period”), regardless of any employment-at-will provisions that may apply, where in such case, the Company may elect, at its sole discretion, to waive the Employee’s employment during such notice period (or any part thereof) and pay the Employee an In Lieu Payment in redemption thereof as set forth in Section 5.1.3 below. 5.1.3. During the Notice Period, whether notice has been given by the Employee or by the Company, the Employee shall continue to work unless instructed otherwise by the Company and shall cooperate with the Company in handing over his roles and responsibilities to his successor. Docusign Envelope ID: 84F6E982-01D3-4E1A-AB20-9A21D90F136E

- 4 - Liron Sharon - 2025 Amendment to Employment Agmt - 2-11-2025 Notwithstanding the above, the Company shall be entitled, but not obligated, at any time prior to the expiration of the Notice Period or Resignation Notice Period, as the case may be, at its sole discretion, either: (i) to waive the Employee’s actual work during such period, in which event the Company shall continue to pay and award to the Employee all the payments, rights, and benefits under the Employment Agreement payable to the Employee during the remainder of the Notice Period or Resignation Notice Period (namely, unpaid Monthly Salary (including the allowances accrued thereupon or associated therewith), unused paid time off, unpaid expense reimbursements, and earned but unpaid Performance Based Compensation from prior fiscal years); or (ii) to immediately terminate the Employment Agreement and the employment relationship thereunder at any time prior to the expiration of the Notice Period or Resignation Notice Period, as the case may be, and pay the Employee all accrued obligation for such 180-days’ Notice Period from the surrender of the notice through the supposed date of termination but for the cash conversion in lieu of the Notice Period, namely, unpaid Monthly Salary (including the allowances accrued thereupon or associated therewith), unused paid time off, unpaid expense reimbursements, and earned but unpaid Performance Based Compensation from prior fiscal years; all, until the lapse of the notice period but for the cash conversion in lieu thereof) (collectively, the “In Lieu Payment”). 5.1.4. In the event of a Corporate Transaction that triggers the “double-trigger” mechanisms included in the Employment Agreement and/or in the 2021 Kaltura, Inc. Incentive Award Plan and Israeli Sub-Plan (the “2021 Plan”) and/or any previous incentive award plan of the Company applicable to the Employee, including termination or resignation for Good Reasons in such circumstances, the Employee shall also be entitled to the respective portion of the Performance Based Compensation for the employment period at the current year at which the Termination occurs until the Effective Date of Termination plus the respective advance written notice period (i.e., either the Employee’s notice period due to resignation for Good Reason or the Company’s Notice Period due to termination by the Company, both, under the double-trigger mechanism, regardless redemption thereof through In Lieu Payment), even if such period shall end at the subsequent calendar/fiscal year (the “MBO Entitlement Period”). Except as specifically agreed otherwise, the measurement of the MBO KPIs attainment for the individual and Company goals with respect to the MBO Entitlement Period, and the calculation and payment of the respective Performance Based Compensation in respect thereof, shall be made upon the settlement of accounts at the Effective Date of Termination or In Lieu Payment, as applicable, based on the Company’s estimation of the then expected Company’s target results and proforma financial statements. In such a case, the respective Performance Based Compensation amount shall be so affixed by the Company at its sole discretion regardless of the actual results de facto, and in the absent of any manifest error, the Company’s calculation shall be deemed as final non- appealable calculation of the respective Performance Based Compensation amount. 5.2. To dispel doubt, the above shall not derogate anything from: 5.2.1. Any specific special terms relating to termination for Cause, and in any event of discrepancy or inconsistency between the provisions of such special termination terms for Cause and the standard regular provisions as set forth herein, the special provisions regarding Cause event shall prevail; and 5.2.2. Any specific special terms referring to (i) Relocation as defined under the Kaltura, Inc. Relocation Policy and Executives Relocation Policy as approved by the Compensation Committee on November 1st, 2024, and the Board of Docusign Envelope ID: 84F6E982-01D3-4E1A-AB20-9A21D90F136E

- 5 - Liron Sharon - 2025 Amendment to Employment Agmt - 2-11-2025 Directors on November 20, 2024, to the extent applicable; (ii) Corporate Transactions, Change in Control, and “double trigger” mechanisms included and defined in the Employment Agreement (if included), the 2021 Plan and any previous incentive award plan of the Company applicable to the Employee; and (iii) any other particular arrangements; provided, however, that the terms under subsections (i), (ii) and (iii) above are more beneficiary to the Employee than the terms hereof. Accordingly, in any event of discrepancy or inconsistency between the provisions of such special terms and arrangements and the standard regular provisions as set forth in Section 5.1 herein, the employee-favorable conditions shall apply and the special provisions shall prevail inasmuch as they award more beneficial terms in such circumstances. 6. Miscellaneous 6.1. The Employment Agreement is hereby amended as expressly set out in this Amendment above, and all references and provisions relating to the subject matters of this Amendment, shall be read and interpreted in line with this Amendment and in a manner that will give full force and effect thereto, whether or not specified so herein. This Amendment shall be read together with the Employment Agreement as one agreement and, save as expressly amended by this Amendment, the Employment Agreement shall remain unaltered and in full force and effect. 6.2. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first hereinabove set forth: Kaltura Ltd. Employee By: By: Name: Sigal Srur Liron Sharon Title: Chief Human Resources Officer Docusign Envelope ID: 84F6E982-01D3-4E1A-AB20-9A21D90F136E